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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 20, 2000
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                       SUNGLOBE FIBER SYSTEMS CORPORATION
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                 Nevada                              2-70345-NY                        88-0182534
-----------------------------------------    ----------------------------     ------------------------------
    (State or other jurisdiction of               (Commission File                    (IRS Employer
             incorporation)                            Number)                     Identification No.)

1550 Sawgrass Corporate Parkway, Suite 370        Sunrise, Florida                        33323
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(Address of principal executive offices)                                                (Zip Code)


Registrant's telephone number, including area code (954) 838-0527
                                                   ----------------------------



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Item 4.  Changes in Registrant's Certifying Accountant.
         ---------------------------------------------

         On September 20, 2000, we dismissed Smith & Company, Certified Public Accountants, as our independent accountants to audit and report on our consolidated financial statements. Our Board of Directors approved this action. We plan to engage another accounting firm to serve as our independent accountants in the near future.

         Neither of Smith & Company's reports on the financial statements for our two most recent fiscal years rendered in connection with their audit for such years contained an adverse opinion or was qualified or modified as to uncertainty, audit scope, or accounting principles.

         In connection with the audits of our consolidated financial statements for the fiscal years ended December 31, 1999 and December 31, 1998, and during the subsequent unaudited interim periods since the most recently ended fiscal year, there were no (i) disagreements with Smith & Company on matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Smith & Company, would have caused Smith & Company to make reference to the matter in their report or (ii) "reportable events" as described in Item 304(a)(1)(v) of the Securities and Exchange Commission's Regulation S-K.

         We recently engaged Grant Thornton LLP to report on the financial statements of our subsidiary, SG Fiber Co. (formerly known as SunGlobe Fiber Systems Corporation) as of June 30, 2000 and for the period from March 3, 2000 (date of inception) through June 30, 2000 and also to provide unaudited pro forma financial information giving effect to the merger of TimeOne, Inc., our predecessor corporation, and SG Fiber Co. in connection with our Form 8-K/A filed on September 19, 2000 relating to the acquisition of SG Fiber Co.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a)  N/A

         (b)  N/A

         (c)  Exhibits.

              16.1 Letter of Smith & Company, Certified Public Accountants, regarding change in independent auditors.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             SUNGLOBE FIBER SYSTEMS CORPORATION



                                             By:  /s/ Barry H. Pasternak
                                                --------------------------------
                                                 Name:  Barry H. Pasternak
                                                 Title: President


Dated:   September 27, 2000


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